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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549






                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                   May 1, 2007


                        Lares Asset Securitization, Inc.
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               (Exact name of registrant as specified in charter)



         Delaware                     333-140604               20-5024575
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  (State or other jurisdiction     (Commission               (IRS Employer
       of incorporation)           File Number)            Identification No.)


           101 California Street, 13th Floor, San Francisco, CA 94111
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              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code (415) 978-3000
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         (Former name or former address, if changed since last report.)

Item 8.01.        Other Events.
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     Hunton & Williams LLP has been retained by this Registrant as counsel for its Shelf Registration Statement on Form S-3 (333-140604) in connection with various transactions. Legal opinions by Hunton & Williams LLP to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1, Exhibit 8.1 and Exhibit 23.1.

Item 9.01     Financial Statements, Pro Forma Financial Statements and Exhibits.
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     (c)  Exhibits.

          5.1 Opinion of Hunton & Williams LLP as to legality (including consent)

          8.1 Opinion of Hunton & Williams LLP as to certain tax matters (included in Exhibit 5.1)

          23.1 Consent of Hunton & Williams LLP (included in Exhibit 5.1)

                                   Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  May ___, 2007                     LARES ASSET SECURITIZATION, INC.


                                          By:    /s/ Christopher J. Zyda
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                                          Name:  Christopher J. Zyda
                                          Title: Chief Financial Officer






















                 Signature page to Form 8-K with Shelf Opinion

                                  Exhibit Index



Exhibit No.                                                                                    Page


5.1      Opinion of Hunton & Williams LLP as to legality (including consent)............. [Electronic Format]

8.1      Opinion of Hunton & Williams LLP as to certain tax matters
         (included in Exhibit 5.1)....................................................... [Electronic Format]

23.1     Consent of Hunton & Williams LLP (included in Exhibit 5.1)...................... [Electronic Format]